Delivering a Smoke-Free Future Offer for Swedish Match AB May 11, 2022 NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION. This information in this document is not intended to and does not constitute an offer to buy or the solicitation of an offer to subscribe for or sell or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction • This presentation and related discussion contains statements relating to future status or circumstances, including statements regarding the success of the acquisition, future performance, growth and other trend projections and other benefits of the acquisition, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may generally, but not always, be identified by the use of words such as "anticipates", "intends", "expects", "believes", or similar expressions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There can be no assurance that actual results will not differ materially from those expressed or implied by these forward-looking statements due to many factors, many of which are outside the control of Philip Morris International Inc. (PMI). Any such forward-looking statements speak only as of the date on which they are made and PMI has no obligation (and undertakes no such obligation) to update or revise any of them, whether as a result of new information, future events or otherwise, except for in accordance with applicable laws and regulations • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent, including women or diverse candidates. Future results are also subject to the lower predictability of our reduced risk product category's performance • In addition, important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties related to: the possibility that expected benefits related to recent or pending acquisitions, including the proposed transaction, may not materialize as expected; the proposed transaction not being timely completed, if completed at all; regulatory approvals required for the transaction not being timely obtained, if obtained at all, or being obtained subject to conditions; prior to the completion of the transaction, Swedish Match AB (Swedish Match)’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities; difficulty retaining key employees; the outcome of any legal proceedings related to the proposed transaction; and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2022 and the Form 10-K for the year ended December 31, 2021. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that we may make from time to time, except in the normal course of its public disclosure obligations • Important information for U.S. Swedish Match shareholders: The offer described in this presentation is made for the issued and outstanding shares of Swedish Match, a company incorporated under Swedish law, and is subject to Swedish disclosure and procedural requirements, which may be different from those of the United States. The offer is made in the United States pursuant to Section 14(e) of the U.S. Securities Exchange Act of 1934, as amended, and Regulation 14E thereunder, to the extent applicable, and otherwise in compliance with the disclosure and procedural requirements of Swedish law, including with respect to withdrawal rights, the offer timetable, notices of extensions, announcements of results, settlement procedures (including as regards to the time when payment of the consideration is rendered) and waivers of conditions, which may be different from requirements or customary practices in relation to U.S. domestic tender offers. Swedish Match's financial statements, including any included in any documents relating to the offer, have been or will be prepared in accordance with IFRS and may not be comparable to the financial statements or financial information of companies in the United States or other companies whose financial statements are prepared in accordance with U.S. GAAP. To the extent permissible under applicable law or regulations, PMI and its affiliates or its brokers and its brokers' affiliates (acting as agents for PMI or its affiliates, as applicable) may from time to time and during the pendency of the offer, and other than pursuant to the offer, directly or indirectly purchase or arrange to purchase shares of Swedish Match outside the United States, or any securities that are convertible into, exchangeable for or exercisable for such shares. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices, and information about such purchases will be disclosed by means of a press release or other means reasonably calculated to inform shareholders of Swedish Match domiciled in the U.S. (“U.S. Holders”) of such information, to the extent required by applicable laws and regulations. The receipt of cash pursuant to the offer by a U.S. Holder may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Each shareholder is urged to consult an independent professional adviser regarding the tax consequences of accepting the offer • Use of Non-GAAP Financial Measures: In addition to the financial measures prepared in accordance with U.S. GAAP, PMI uses certain non-GAAP financial measures. Non-GAAP measures used in this presentation should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant appendices to this presentation • The press release announcing the offer for Swedish Match, including the terms and conditions for the offer, was announced through a press release on May 11, 2022, and is available on www.smokefree-offer.com 2 Forward-Looking and Cautionary Statements Exhibit 99.2

Major Acceleration in Transformation to Smoke-Free Company Recommended all-cash offer for Swedish Match of SEK 106 per share • Combination with a leader in oral nicotine with aligned smoke-free vision • Creating a global smoke-free champion to accelerate switching of more legal-age smokers • Complementary geographies, capabilities and talent; strong cultural fit for Swedish Match as a member of the PMI group • Comprehensive global RRP portfolio with leading heated tobacco and oral nicotine brands, including accelerated international opportunity for ZYN • Entering the attractive U.S. market with a leading nicotine pouch franchise and substantial platform to unlock significant long-term opportunity across smoke- free categories • Strong smoke-free business in Sweden and other Scandinavian markets 3 Accelerating Top-line Growth at Higher Margins • Further enhances robust top-line growth profile • Additional upside from U.S. & international expansion • Accretive to OI margins(a) • Accretive to adjusted EPS(a) • Accretive to cash flow and currency profile • Significant expected mid and long-term shareholder value creation 4 (a) Excluding deal-related costs and the amortization of acquired intangibles Source: PMI Financials or estimates

All-Cash Offer: Details & Timeline • Fast-growing, profitable business with significant potential revenue synergies • SEK 106 per share values Swedish Match at Equity Value of c. USD 16 bn • Enterprise Value of approx. SEK 175bn / USD 17.5bn, c.17x 2023 consensus EBITDA • Recommended by Swedish Match Board of Directors • Expected to close in Q4, 2022, subject to Swedish Match shareholder acceptance, regulatory approvals and other customary offer conditions Note: Net debt for enterprise value is calculated based on reported net debt as at December 31, 2022, and adjusted for May 4, 2022 announced dividend payment. USD/SEK rate 10.05 May 10, 2022 Source: Bloomberg median consensus estimates 5 Strong Smoke-Free Business, Attractive U.S. Platform (a) Does not include ‘Other operations’, primarily representing logistics services for delivery of third-party products to retail customers (b) Includes matches and lighters Source: Swedish Match 64.1 29.0 6.9 Sales Split by Geography(a) (FY, 2021 in %) U.S. Scandinavia Other Markets 66.8 25.8 7.4 Sales Split by Product Segment (FY, 2021 in %) Oral Nicotine Cigars Others(b) 6 Over two-thirds smoke-free revenues Majority U.S. exposure, primarily smoke-free

Leadership in Fast-Growing Nicotine Pouch Category

U.S. Nicotine Pouches

~$1bn category size

+~80% category volume growth (2021)

#1 in the category

~64% category share (volume)



ZYN
COOL MINT
ZYN
CHILL
ZYN
WINTERGREEN

Global Nicotine Pouches

~$2bn category size (including U.S.)

+~65% category volume growth (2021)

#1 in the category

~40% category share (volume)



COOL MINT
ZYN
ZYN
GOLD
DARK FROST
VOLT

+ Leadership position in Scandinavian snus, established presence in U.S. smokeless tobacco

Note: 2021 for category size and market share
Source: PMI Financials or estimates, Barclays Research

7

Fast-Growing & Highly Profitable Company

Sales From Product Segments ($m)[(a)]



+17%
CAGR Excl.
currency
1,450
2,114
2018
2021

One of the fastest growing major consumer companies

Operating Margin from Product Segments (%)



+570bps
Margin
Expansion
39.1
44.8
2018
2021

Attractive margins, accretive to PMI

Cash From Operating Activities ($m)[(b)]



+20%
CAGR
426
738
2018
2021

Outstanding cash flow generation

(a) 2018 and 2021, respectively SEK 12,612 (USD/SEK 8.70) and SEK 18,145 (USD/SEK 8.58)
(b) 2018 and 2021, respectively SEK 3,705 (USD/SEK 8.70) and SEK 6,336 (USD/SEK 8.58)
Source: Swedish Match Financials and reporting under IFRS and alternative performance measures, converted from SEK to USD using average annual exchange rates. Sales and operating margin from product segments exclude 'Other operations'

8

Compelling Rationale: Becoming Smoke-Free, Faster

- Accelerating combined smoke-free journey to further lead industry away from combustion
- Accretive to PMI's smoke-free ambition
- Adding over 3 million adult users of smoke-free products, predominantly in the U.S.
- Aligned vision of a world without cigarettes



PMI Smoke-Free Net Revenues[(a)]
(Smoke-Free Net Revenues as a % of Total PMI Adjusted Net Revenues)
0.2%
30.4%
>50%
2015
Q1, 2022 Excl. Russia & Ukraine
2025 Ambition

(a) Smoke-free net revenues include RRP net revenues and net revenues from the 'Other' category
Source: PMI Financials or estimates

9

Seizing the U.S. Smoke-Free Opportunity With Substantial Platform

- The U.S. is the world's largest smoke-free and nicotine market by value
- Providing better alternatives to continued smoking for ~34 million adult Americans who smoke
- Immediate access to *ZYN* nicotine pouch franchise; driving strong growth
- Building U.S. future with substantial platform to seize long-term opportunity across smoke-free categories:
  - Over 500 salespeople
  - Access to over 150,000 points of sale
  - Manufacturing, support functions
- Scientific and regulatory stewardship, combining all MRTP authorized smoke-free products
- Swedish Match existing operations bolstered by PMI's development & commercial experience; and resources to invest in smoke-free growth

10

U.S. Adds ~60% to Current Smoke-Free Addressable Market 11 2021 Total Nicotine Retail Value (in $ bn) 2021 Smoke-Free(a) Retail Value (in $ bn) (a) Includes: E-vapor, HnB, Smokeless Tobacco and Nicotine Pouches Note: International excludes the U.S. and China Source: Euromonitor estimates 485 135 International U.S. 40 24 International U.S. Japan Germany UK ~60% Of International~30% Of International Comprehensive Global Smoke-Free Portfolio 12 + Development platform for other oral products building on PMI expertise Heat-not-Burn Oral Nicotine E-vapor Nicotine Pouches Snus

International Nicotine Pouch Opportunity


MYSTIC BLUE
VOLT
1 2 3 4
SLIM NICOTINE POUCHES

- Expected category growth of 30-40%+ CAGR in retail value over next 5 years:
  - Rest of Europe expected to overtake Scandinavia within 3 years
  - Attractive opportunities in low and middle-income markets
- Significant international opportunity for *ZYN*
- *IQOS* international commercialization platform
- Complementary development platforms
- PMI commitment to invest in the category:
  - Portfolio development and expansion
  - Opportunity to grow in Scandinavia
  - Geographic expansion


COOL MINT
ZYN
NICOTINE POUCHES
SLIM


ZYN
ZYN
ZYN
ZYN
ZYN
ZYN

Note: Scandinavia includes Denmark, Iceland, Norway and Sweden
Source: PMI Financials or estimates, Nielsen

13

Strong Commitment to Responsible Marketing

- Swedish Match is a sophisticated and established company with a longstanding commitment to responsible commercialization:
  - Clear product information, employee and retailer training & education
  - Rigorous standards
- Swedish Match targets 100% compliance with policy to exclusively market to adult consumers
- We advocate for strong regulation of nicotine pouches, in order to maximize adult smokers' switching while helping to prevent unintended use:
  - Differentiated approach to fiscal and regulatory treatment
  - Recognize important role of flavors – when responsibly marketed – in helping adult smokers, who do not quit, switch away from combustible products
  - We support further U.S. youth access prevention measures, building on 'Tobacco 21'

14

Accretive to Growth, Earnings and Cashflow 15 Top-Line Growth • Growth enhancing combination at net revenue line • Significant potential for additional revenue synergies Profitability • Accretive to OI margins before synergies(a) Costs • Assume modest procurement savings, no other material synergies expected • Substantial cost avoidance and time saving compared to organic U.S. entry Earnings • Expect low to mid single-digit adjusted EPS accretion in year 1(a) before synergies ROIC • Target ROIC/WACC crossover within 5 years Cash Flow • Accretive to operating cash flow ($0.7bn generated in 2021, 20% 3 year CAGR) • Improved currency profile due to increased USD cashflows (a) Excluding deal-related costs and the amortization of acquired intangibles Source: PMI Financials or estimates Robust Financing, Continued Strong Balance Sheet 16 Deal Funding • All-cash transaction • Combination of debt market and bank financing Strong Balance Sheet • Expect pro-forma(a) net debt to adjusted EBITDA of approx. 3x in 2022 • Expect to deleverage quickly thereafter • Target strong investment grade rating over time Capital Allocation • Dividend remains top priority with unchanged policy: intend to grow dividend while reducing payout gradually over time to around 75% • 3-year share repurchase program suspended (a) Pro-forma defined here as the ratio of year-end net debt to adjusted EBITDA on a combined PMI and Swedish Match basis for full-year 2022 Source: PMI Financials or estimates

Strong PMI Growth Fundamentals 17Source: PMI Financials or estimates Mid-Term Outlook • Remain committed to 2021-23 CAGR targets (excl. Russia & Ukraine) of >5% organic net revenue growth and >9% currency-neutral adjusted diluted EPS growth • Additional future upside from Swedish Match current portfolio with revenue synergies on top Strong Cultural Fit, Complementary Organizations Aligned on Sustainability topics 18 • ESG: Shared vision, values and purpose to phase out cigarettes and maximize the benefits of smoke-free products:⎼ Committing resources to smoke-free products⎼ Eradicating child labor, reducing carbon footprint • PMI focus on providing an empowered and inclusive workplace:⎼ Equal salary certified, global top employer 5 years running⎼ Diversity & Inclusion: Gender balance, Employee Resource Groups • Swedish Match has a talented and dedicated workforce, excellent culture:⎼ Strong base of skills in Sweden, U.S. and across the world⎼ Important employer in local communities⎼ Intend to maintain Swedish Match name and identity • History of positive collaboration Swedish Match Core Values

Accelerating Smoke-Free, Significant Value Creation • Joining two of the world’s leading smoke-free companies to form global champion • Major current and future untapped U.S. opportunity • Superior global smoke-free portfolio • Accelerating growth through combination and investment • Accelerating towards >50% smoke-free ambition • Financially attractive: expect EPS accretion(a), long-term returns and cash flows • Compelling for both sets of Shareholders, Employees, Tobacco Harm Reduction and Society (a) Excluding deal-related costs and the amortization of acquired intangibles Source: PMI Financials or estimates 19 Delivering a Smoke-Free Future Offer for Swedish Match AB May 11, 2022

Reconciliation of Non-GAAP Measures

21

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2022			**Reduced-Risk Products**	2021		% Change	
$ 1,202	$ (82)	$ 1,284	$ 4	$ 1,281	European Union	$ 959	25.4%	34.0%	33.6%
270	(26)	295	-	295	Eastern Europe	304	(11.4)%	(3.0)%	(3.0)%
62	(1)	63	-	63	Middle East & Africa	21	+100%	+100%	+100%
5	-	5	-	5	South & Southeast Asia	2	+100%	+100%	+100%
803	(66)	869	-	869	East Asia & Australia	824	(2.5)%	5.5%	5.5%
8	-	8	-	8	Americas	12	(35.3)%	(32.5)%	(32.5)%
$ 2,350	**$ (175)**	**$ 2,525**	**$ 4**	**$ 2,521**	**Total RRPs**	**$ 2,122**	**10.7%**	**19.0%**	**18.8%**
		2022			**Other**	2021		% Change	
$ 66	**$ -**	**$ 66**	**$ 66**	**$ -**	**Other**	**$ -**	**-**	**-**	**-**
		2022			**PMI**	2021		% Change	
$ 3,012	$ (206)	$ 3,218	$ 4	$ 3,214	European Union	$ 2,909	3.5%	10.6%	10.5%
726	(72)	798	-	798	Eastern Europe	796	(8.8)%	0.3%	0.3%
991	(149)	1,140	-	1,140	Middle East & Africa	801	23.7%	42.3%	42.3%
1,123	(44)	1,167	-	1,167	South & Southeast Asia	1,173	(4.3)%	(0.5)%	(0.5)%
1,404	(106)	1,510	-	1,510	East Asia & Australia	1,472	(4.6)%	2.6%	2.6%
424	(13)	437	-	437	Americas	434	(2.3)%	0.7%	0.7%
66	-	66	66	-	Other	-	-	-	-
$ 7,746	**$ (590)**	**$ 8,336**	**$ 70**	**$ 8,266**	**Total PMI**	**$ 7,585**	**2.1%**	**9.9%**	**9.0%**

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

22

2022 2021 Currency Acqui- sitions Variance excluding Currency & Acquisitions Combustible Products Adjusted Net Revenues $ 5,330 $ 5,463 $ (415) $ - 5.2% Net Revenues attributable to Russia and Ukraine 269 308 (41) - Pro Forma Adjusted Net Revenues $ 5,062 $ 5,155 $ (374) $ - 5.5% Reduced-Risk Products Adjusted Net Revenues $ 2,350 $ 2,122 $ (175) $ 4 18.8% Net Revenues attributable to Russia and Ukraine 205 253 (23) - Pro Forma Adjusted Net Revenues $ 2,145 $ 1,869 $ (153) $ 4 22.8% Other Adjusted Net Revenues $ 66 $ - $ - $ 66 +100% Net Revenues attributable to Russia and Ukraine - - - - Pro Forma Adjusted Net Revenues $ 66 $ - $ - $ 66 +100% PMI Adjusted Net Revenues $ 7,746 $ 7,585 $ (590) $ 70 9.0% Net Revenues attributable to Russia and Ukraine 474 561 (63) - Pro Forma Adjusted Net Revenues $ 7,272 $ 7,024 $ (527) $ 70 10.0% Quarters Ended March 31, PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures 23 Net Revenues by Product Category and Adjustments for the Impact of Russia and Ukraine (Unaudited) Note: For the calculation of Adjusted Net Revenues see slide 22. Sum of product categories might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million